UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 1, 2011

HORIYOSHI WORLDWIDE INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53976	98-0513655
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

711 South Olive Street, Suite 504, Los Angeles, CA 90014
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (213) 505-7114

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01     Entry into a Material Definitive Agreement

On January 1, 2011 we entered in a consulting agreement with Raymond A. Catroppa as the company’s chief financial officer and corporate development executive on an interim basis. The consulting agreement provides for the basic remuneration of Mr. Catroppa at the rate of US$60,000 per annum payable in equal monthly installments. The term of the agreement shall begin on January 1, 2011 and continue through January 1, 2012 at which time the employment contract will be re-negotiated unless terminated by either party.

Item 9.01     Financial Statement and Exhibits

10.1	Consulting Agreement dated January 1, 2011 between our company and Raymond A. Catroppa.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIYOSHI WORLDWIDE INC.

/s/ Mitsuo Kojima
Mitsuo Kojima
President and Director

Date: February 28, 2011